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                                                                  EXECUTION COPY



                                  SECOND AMENDMENT
                                       TO THE
                                REPURCHASE AGREEMENT



     THIS SECOND AMENDMENT TO THE REPURCHASE AGREEMENT, dated as of November 14, 1997 (this "Amendment"), is by and between ARCADIA RECEIVABLES CONDUIT CORP., a Delaware corporation (the "Buyer") and ARCADIA RECEIVABLES FINANCE CORP. (formerly known as Olympic Receivables Finance Corp.), a Delaware corporation (the "Seller").

          WHEREAS, the parties hereto wish to amend the Repurchase Agreement, dated as of December 3, 1996, and amended by the First Amendment dated as of August 4, 1997 (as amended and in effect from time to time, the "Repurchase Agreement"), by and between the Buyer and the Seller, as provided herein;

          NOW, THEREFORE, in consideration of the premises and the agreements contained herein and in accordance with Section 15 of the Repurchase Agreement, the parties hereto agree as follows:

          SECTION 1.  AMENDMENT OF SECTION 2.

     a. Section 2 of the Repurchase Agreement shall be amended by adding in alphabetical order the new definition of "Arcadia" as follows:

          "ARCADIA" means Arcadia Financial Ltd., a Minnesota corporation.

     b. Section 2 of the Repurchase Agreement shall be amended by deleting the current definition of "Commitment Amount" and substituting in its place the following:

          "COMMITMENT AMOUNT" means $400,000,000.

     c. Section 2 of the Repurchase Agreement shall be amended by deleting the current definition of "Insurer Notice Date" and substituting in its place the following:

"INSURER NOTICE DATE" means the earlier of (i) the date specified in the written notice delivered by the Security Insurer pursuant to SECTION 3(g) hereof and
(ii) the occurrence of an Amortization Event.

     d. Section 2 of the Repurchase Agreement shall be amended by replacing clause (iii) of the definition of "Repurchase Date" with the following:


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          (iii) any date determined with respect to such Purchased Receivable by the application of the provisions of SECTION 8 OR 10 hereof, and

          SECTION 2. NEW SECTION 3(g). A new Section 3(g) is added to the Repurchase Agreement as follows:

          (g) Notwithstanding anything in any Related Document to the contrary, the Security Insurer shall have the right in its absolute discretion to deliver a notice to the Seller, Insurer, the Buyer, the Agent, the Indenture Trustee and the Collateral Agent specifying a date such that any Note Increase (as such term is defined in the Indenture) effected on or after the date so specified will not have the benefit of the Note Policy.

          SECTION 3. NEW SECTION 24. A new section 24 is added to the Repurchase Agreement as follows:

     24.  INTERPRETATION.

          From and after the Effective Date, (a) all references to "Notes" herein shall mean the Floating Rate Variable Funding Automobile Receivables-Backed Note (the "Note"), as defined in the Servicing Agreement, dated as of December 3, 1996, and amended as of August 4, 1997, and as further amended as of the Effective Date (as amended and in effect from time to time, the "Servicing Agreement"), among the Buyer, Seller, Arcadia, and Bank of America National Trust and Savings Association, and all provisions herein containing the term "Notes" or otherwise referring to the term "Notes" shall be interpreted to mean such Note referred to above, (b) all references to Olympic herein shall refer to Arcadia Financial Ltd. ("Arcadia") and (c) all provisions of this Agreement shall be interpreted consistently with (a) and (b) above.

          SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants that as of the effective date of this Amendment no Event of Default has occurred under the Repurchase Agreement and no Servicer Termination Event has occurred under the Servicing Agreement and to the best of the Seller's knowledge there is no set of circumstances existing that with the passage of time, would constitute such an Event of Default or Servicer Termination Event.

          SECTION 5. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective as of the Effective Date (as that term is defined in the Servicing Agreement), upon receipt by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, of (i) this Amendment duly executed and delivered by each of the parties hereto and the Agent and the Security Insurer and (ii) an opinion of counsel to the Seller, dated the date hereof, addressed to the Agent, the Security Insurer and the Noteholder, covering such matters as the Agent may reasonably request.

          SECTION 6. REPURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Repurchase Agreement shall remain in full force and effect and, except as expressly provided herein, the


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effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Repurchase Agreement or the Agent or the Security Insurer. All references to the Repurchase Agreement in any other document or instrument shall be deemed to mean the Repurchase Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Repurchase Agreement, but shall constitute an amendment thereof.

          SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

          SECTION 9. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Repurchase Agreement.


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          IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to the Repurchase Agreement to be duly executed by their respective officers as of the day and year first above written.


                              ARCADIA RECEIVABLES CONDUIT CORP.,
                              as Buyer


                              By:
                                  --------------------------------
                                     Name:
                                     Title:


                              ARCADIA RECEIVABLES FINANCE CORP.,
                              as Seller


                              By:
                                  --------------------------------
                                     Name:
                                     Title:




CONSENTED TO BY:

FINANCIAL SECURITY ASSURANCE INC.,
as Security Insurer


By:
    ----------------------------
       Name:
       Title:


BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
as Agent


By:
    ----------------------------
       Name:
       Title:


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